Exhibit 1

                             JOINT FILING AGREEMENT

           In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of this Schedule 13G (including amendments thereto) with respect to the Common Stock, par value $0.01 per share, of LEEP, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, hereby execute this Agreement this 26th day of August, 2005.


Dated:  August 26, 2005


                                     SC FUNDAMENTAL VALUE INVESTMENTS, LLC


                                     By:  /s/ Neil H. Koffler
                                         ---------------------------------------
                                         Name:  Neil H. Koffler
                                         Title: Authorized Person



                                     SC FUNDAMENTAL VALUE FUND, L.P.

                                     By: SC Fundamental LLC, as General Partner

                                     By:  /s/ Neil H. Koffler
                                         ---------------------------------------
                                         Neil H. Koffler, Member


                                     SC FUNDAMENTAL LLC

                                     By:  /s/ Neil H. Koffler
                                         ---------------------------------------
                                         Neil H. Koffler, Member


                                     SC FUNDAMENTAL VALUE BVI, LTD.

                                     By: SC Fundamental BVI, Inc., as managing
                                         general partner of investment manager

                                     By:  /s/ Neil H. Koffler
                                         ---------------------------------------
                                         Neil H. Koffler, Vice President

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                                     SC-BVI PARTNERS

                                     By: SC Fundamental BVI, Inc., as managing
                                         general partner

                                     By:  /s/ Neil H. Koffler
                                         ---------------------------------------
                                         Neil H. Koffler, Vice President


                                     PMC-BVI, INC.

                                     By:  /s/ Neil H. Koffler
                                         ---------------------------------------
                                         Neil H. Koffler, Secretary


                                     SC FUNDAMENTAL BVI, INC.

                                     By: /s/ Neil H. Koffler
                                         ---------------------------------------
                                         Neil H. Koffler, Vice President


                                     /s/ Neil H. Koffler
                                     -------------------------------------------
                                     Neil H. Koffler as Attorney-in-Fact for
                                     Peter M. Collery (1)

                                    /s/ Neil H. Koffler
                                    --------------------------------------------
                                    Neil H. Koffler

                                    /s/ Neil H. Koffler
                                    --------------------------------------------
                                    Neil H. Koffler as Attorney-in-Fact for
                                    John T. Bird (2)


(1) Executed by Neil H. Koffler as Attorney-in-Fact for Peter M. Collery. The Power of Attorney for Mr. Collery is attached as Exhibit 2 to the Statement on Schedule 13G with respect to the Class A Common Stock of Winmill & Co. Incorporated, filed on November 26, 2003, and is incorporated herein by reference.

(2) Executed by Neil H. Koffler as Attorney-in-Fact for John T. Bird. The Power of Attorney for Mr. Collery is attached as Exhibit 3 to the Amendment No. 1 to the Statement on Schedule 13G with respect to the Common Stock of Tengasco, Inc., filed on March 28, 2005, and is incorporated herein by reference.